U.S. SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

Current Report Pursuant
to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 27, 2004

AMERICAN SCIENCE AND ENGINEERING, INC.

(Exact Name Of Registrant As Specified In Its Charter)

MASSACHUSETTS

(State or Other Jurisdiction of Incorporation)

1-6549	04-2240991
(Commission File Number)	(I.R.S. Employer Identification No.)

829 MIDDLESEX TURNPIKE, BILLERICA, MASSACHUSETTS	01821
(Address of Principal Executive Offices)	(Zip Code)

(978) 262-8700

(Registrant’s Telephone Number, Including Area Code)

N/A

 (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On October 27, 2004 American Science and Engineering, Inc., issued a press release announcing its financial results for the second quarter ended September 30, 2004.  A copy of the Press Release issued on October 27, 2004 regarding those results is filed as Exhibit Number 99.1

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit Number	Description

99.1	Press Release dated October 27, 2004.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: October 27, 2004	AMERICAN SCIENCE AND ENGINEERING, INC.

By: /s/ Kenneth J. Galaznik
Kenneth J. Galaznik
Vice President, Finance, and Acting Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release of the Company dated October 27, 2004 regarding announcement of financial results for second quarter ended September 30, 2004.